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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           McAFEE ASSOCIATES, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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Notes:



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                                 SUPPLEMENT TO
            MCAFEE ASSOCIATES, INC. AND NETWORK GENERAL CORPORATION JOINT PROXY STATEMENT/PROSPECTUS DATED OCTOBER 31, 1997

  Proposal Two under "Additional Matters Being Submitted to a Vote of Only McAfee Stockholders -- Proposal Two -- Amendment to Second Restated Certificate of Incorporation -- Name Change" to be presented for a stockholder vote at the McAfee Special Meeting is hereby modified to provide that subject to McAfee stockholder approval of this proposal and consummation of the Merger, McAfee's Second Restated Certificate of Incorporation shall be amended and restated to change McAfee's name to "Network Associates, Inc." or, if that name is not available, to "Networks Associates, Inc." (and not to "Network Associates, Inc.").

  PROXY CARDS PREVIOUSLY DELIVERED BY MCAFEE STOCKHOLDERS VOTING IN FAVOR OF THE NAME CHANGE WILL BE VOTED IN FAVOR OF THE FOREGOING MODIFIED PROPOSAL TWO. MCAFEE STOCKHOLDERS WHO PREVIOUSLY VOTED IN FAVOR OF PROPOSAL TWO AND WHO WISH TO CHANGE THEIR VOTE SHOULD PROMPTLY CONTACT MCAFEE'S PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT (800) 322-2885 TOLL-FREE OR (212) 929-5500 COLLECT FOR INSTRUCTIONS ON HOW TO CHANGE THEIR VOTE. THIS SUPPLEMENT WAS RELEASED TO MCAFEE STOCKHOLDERS ON NOVEMBER 24, 1997.